Exhibit 10.2

PROMISSORY NOTE

JUNE 30, 2005

Principal Amount: EUR 4,280,000	Due: JUNE 30, 2008

FOR VALUE RECEIVED, the undersigned CATHAY MERCHANT GROUP LIMITED (“Debtor”) with offices at Offshore Chambers, P.O. Box 217, Apia, Samoa, hereby promises to pay to BLAKE INTERNATIONAL LIMITED, Trident Chambers, Wickhams Kay 1, Road Town, Tortola, British Virgin Islands (“Creditor”), at such address or at such other place as the Creditor may from time to time designate by written notice to the Debtor, the principal amount of EUR 4,280,000 (in words: EURO FOUR TWO EIGHT ZERO ZERO ZERO ZERO) ON ABOVE DUE DATE, in Euro, together with interest on the principal amount outstanding from time to time at the rate of 4.2 % per annum. Such interest shall accrue from day to day, both before and after maturity, default, demand and judgment, shall be calculated on the basis of the actual number of days elapsed and on the basis of a year of 365 days and shall be payable annually with the first payment due on June 30, 2006.

THIS PROMISSORY NOTE is governed by and shall be interpreted pursuant to the laws of Canada.

PRESENTMENT for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.

Debtor: CATHAY MERCHANT GROUP LIMITED

By: /s/ Michael J. Smith

Name: Michael J. Smith

Title: President

As guarantor for the Debtor: CATHAY MERCHANT GROUP INC., 36th Floor, Tower 1, Kerry City, 218 Tianmu Road West, Shanghai, PR China

By: /s/ Michael J. Smith

Name: Michael J. Smith

Title: President